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          MONTHLY CERTIFICATEHOLDERS' STATEMENT

          CHEVY CHASE MASTER CREDIT CARD TRUST
                      SERIES 1994-4

     Pursuant to the Amended and Restated Pooling and Servicing Agreement dated as of August 1, 1994, as amended by the First
Amendment to the Amended and Restated Pooling and Servicing
Agreement, dated as of September 28, 1994 (hereinafter as such agreement may have been or may be from time to time, supplemented, amended or otherwise modified, the "Pooling and Servicing"), between Chase Bank, F.S.B., as Seller and Servicer
("Chevy Chase") and Bankers Trust Company, as trustee
(the "Trustee"), Chevy Chase as Servicer is required to prepare certain information each month regarding current distributions to Certificate-holders and the performance of the Chevy Chase Master Credit Card
Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date of January 15, 1998, and with respect to the performance of the Trust during the month of December, 1997 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 1994-4 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Monthly Statement have their respective meanings set forth in the Pooling and Servicing Agreement.


     A)   Information Regarding Distributions to
          the Class A Certificateholders, per
          $1,000 original certificate principal
          amount.

          (1)   The total amount of the
          distribution to Class A
          Certificateholders, per $1,000
          original certificate principal amount           $     64.1577654

          (2)   The amount of the distribution
          set forth in paragraph 1 above in
          respect of interest on the Class A
          Certificates, per $1,000 original
          certificate principal amount                    $      1.6577654

          (3)   The amount of the distribution
          set forth in paragraph 1 above in
          respect of principal of the Class A
          Certificates, per $1,000 original
          certificate principal amount                    $     62.5000000

     B)   Class A Investor Charge Offs and
          Reimbursement of Charge Offs

          (1)   The amount of Class A Investor
          Charge Offs                                     $      0.0000000

          (2)   The amount of Class A Investor
          Charge Offs set forth in paragraph 1
          above, per $1,000 original certificate



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          principal amount                                $      0.0000000

          (3)   The total amount reimbursed in
          respect of Class A Investor Charge Offs         $      0.0000000

          (4)   The amount set forth in paragraph
          3 above, per $1,000 original
          certificate principal amount                    $      0.0000000

          (5)   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect
          to all transactions on such Distribution Date   $      0.0000000

     C)   Information Regarding Distributions to
          the Class B Certificateholders, per
          $1,000 original certificate principal amount.

          (1)   The total amount of the
          distribution to Class B
          Certificatedholders, per $1,000
          original certificate principal amount           $      5.4942934

          (2)   The amount of the distribution
          set forth in paragraph 1 above in
          respect of interest on the Class B
          Certificates, per $1,000 original
          cerificate principal amount                     $      5.4942934

          (3)   The amount of the distribution
          set forth in paragraph 1 above in
          respect of principal on the Class B
          Certificates, per $1,000 original
          cerificate principal amount                     $      0.0000000

     D)   Class B Investor Charge Offs and
          Reimbursement of Charge Offs

          (1)   The amount of Class B Investor
          Charge Offs                                     $      0.0000000

          (2)   The amount of Class B Investor
          Charge Offs set forth in paragraph 1
          above, per $1,000 original certificate
          principal amount                                $      0.0000000

          (3)   The total amount reimbursed in
          respect of Class B Investor Charge Offs         $      0.0000000

          (4)   The amount set forth in paragraph
          3 above, per $1,000 original
          certificate principal amount                    $      0.0000000

          (5)   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class
          B Invested Amount after giving effect
          to all transactions on such
          Distribution Date                               $      0.0000000




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                                       CHEVY CHASE BANK, F.S.B.,
                                         Servicer

                                                 Mark A. Holles
                                       By  ________________________
                                                 Mark  A. Holles
                                                  Vice President